                                                                   Exhibit 17(h)



                                  PEGASUS FUNDS
                                MONEY MARKET FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                            PEGASUS MONEY MARKET FUND
                                 CLASS A SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Money       [ ]       [ ]        [ ]
Market Fund to the corresponding One Group Prime Money Market Fund in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                           [ ]       [ ]        [ ]

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                                MONEY MARKET FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                            PEGASUS MONEY MARKET FUND
                                 CLASS B SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Money       [ ]       [ ]        [ ]
Market Fund to the corresponding One Group Prime Money Market Fund in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                                MONEY MARKET FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                            PEGASUS MONEY MARKET FUND
                                 CLASS I SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Money       [ ]       [ ]        [ ]
Market Fund to the corresponding One Group Prime Money Market Fund in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                           TREASURY MONEY MARKET FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                       PEGASUS TREASURY MONEY MARKET FUND
                                 CLASS A SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Treasury    [ ]       [ ]        [ ]
Money Market Fund to the corresponding One Group U.S. Treasury
Securities Money Market Fund in exchange for Class A, Class B, Class
I / Institutional or Service shares, as applicable, of The One Group
Fund, (b) the distribution of such One Group Fund shares to the
Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                           TREASURY MONEY MARKET FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                       PEGASUS TREASURY MONEY MARKET FUND
                                 CLASS I SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Treasury    [ ]       [ ]        [ ]
Money Market Fund to the corresponding One Group U.S. Treasury
Securities Money Market Fund in exchange for Class A, Class B, Class
I / Institutional or Service shares, as applicable, of The One Group
Fund, (b) the distribution of such One Group Fund shares to the
Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                           MUNICIPAL MONEY MARKET FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                       PEGASUS MUNICIPAL MONEY MARKET FUND
                                 CLASS A SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus             [ ]       [ ]        [ ]
Municipal Money Market Fund to the corresponding One Group Municipal
Money Market Fund in exchange for Class A, Class B, Class I /
Institutional or Service shares, as applicable, of The One Group
Fund, (b) the distribution of such One Group Fund shares to the
Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                           MUNICIPAL MONEY MARKET FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                       PEGASUS MUNICIPAL MONEY MARKET FUND
                                 CLASS I SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus             [ ]       [ ]        [ ]
Municipal Money Market Fund to the corresponding One Group Municipal
Money Market Fund in exchange for Class A, Class B, Class I /
Institutional or Service shares, as applicable, of The One Group
Fund, (b) the distribution of such One Group Fund shares to the
Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                      MICHIGAN MUNICIPAL MONEY MARKET FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                  PEGASUS MICHIGAN MUNICIPAL MONEY MARKET FUND
                                 CLASS A SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Michigan    [ ]       [ ]        [ ]
Municipal Money Market Fund to the corresponding One Group Michigan
Municipal Money Market Fund in exchange for Class A, Class B, Class I
/ Institutional or Service shares, as applicable, of The One Group
Fund, (b) the distribution of such One Group Fund shares to the
Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                      MICHIGAN MUNICIPAL MONEY MARKET FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                  PEGASUS MICHIGAN MUNICIPAL MONEY MARKET FUND
                                 CLASS I SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Michigan    [ ]       [ ]        [ ]
Municipal Money Market Fund to the corresponding One Group Michigan
Municipal Money Market Fund in exchange for Class A, Class B, Class I
/ Institutional or Service shares, as applicable, of The One Group
Fund, (b) the distribution of such One Group Fund shares to the
Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                              CASH MANAGEMENT FUND
                              INSTITUTIONAL SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                          PEGASUS CASH MANAGEMENT FUND
                              INSTITUTIONAL SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Cash        [ ]       [ ]        [ ]
Management Fund to the corresponding One Group Cash Management Money
Market Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                              CASH MANAGEMENT FUND
                                 SERVICE SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                          PEGASUS CASH MANAGEMENT FUND
                                 SERVICE SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Cash        [ ]       [ ]        [ ]
Management Fund to the corresponding One Group Cash Management Money
Market Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                          TREASURY CASH MANAGEMENT FUND
                              INSTITUTIONAL SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                      PEGASUS TREASURY CASH MANAGEMENT FUND
                              INSTITUTIONAL SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Treasury    [ ]       [ ]        [ ]
Cash Management Fund to the corresponding One Group Treasury Cash
Management Money Market Fund in exchange for Class A, Class B, Class
I / Institutional or Service shares, as applicable, of The One Group
Fund, (b) the distribution of such One Group Fund shares to the
Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                          TREASURY CASH MANAGEMENT FUND
                                 SERVICE SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                      PEGASUS TREASURY CASH MANAGEMENT FUND
                                 SERVICE SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Treasury    [ ]       [ ]        [ ]
Cash Management Fund to the corresponding One Group Treasury Cash
Management Money Market Fund in exchange for Class A, Class B, Class
I / Institutional or Service shares, as applicable, of The One Group
Fund, (b) the distribution of such One Group Fund shares to the
Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                       TREASURY PRIME CASH MANAGEMENT FUND
                              INSTITUTIONAL SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                   PEGASUS TREASURY PRIME CASH MANAGEMENT FUND
                              INSTITUTIONAL SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Treasury    [ ]       [ ]        [ ]
Prime Cash Management Fund to the corresponding One Group Treasury
Prime Cash Management Money Market Fund in exchange for Class A, Class
B, Class I / Institutional or Service shares, as applicable, of The
One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                       TREASURY PRIME CASH MANAGEMENT FUND
                                 SERVICE SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









 PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                               ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                   PEGASUS TREASURY PRIME CASH MANAGEMENT FUND
                                 SERVICE SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Treasury    [ ]       [ ]        [ ]
Prime Cash Management Fund to the corresponding One Group Treasury
Prime Cash Management Money Market Fund in exchange for Class A, Class
B, Class I / Institutional or Service shares, as applicable, of The
One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                 U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND
                              INSTITUTIONAL SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


             PEGASUS U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND
                              INSTITUTIONAL SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus U.S.        [ ]       [ ]        [ ]
Government Securities Cash Management Fund to the corresponding One
Group U.S. Government Securities Cash Management Money Market Fund in
exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                 U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND
                                 SERVICE SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


             PEGASUS U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND
                                 SERVICE SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus U.S.        [ ]       [ ]        [ ]
Government Securities Cash Management Fund to the corresponding One
Group U.S. Government Securities Cash Management Money Market Fund in
exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                         MUNICIPAL CASH MANAGEMENT FUND
                              INSTITUTIONAL SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                     PEGASUS MUNICIPAL CASH MANAGEMENT FUND
                              INSTITUTIONAL SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus             [ ]       [ ]        [ ]
Municipal Cash Management Fund to the corresponding One Group
Municipal Cash Management Money Market Fund in exchange for Class A,
Class B, Class I / Institutional or Service shares, as applicable, of
The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                         MUNICIPAL CASH MANAGEMENT FUND
                                 SERVICE SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                     PEGASUS MUNICIPAL CASH MANAGEMENT FUND
                                 SERVICE SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus             [ ]       [ ]        [ ]
Municipal Cash Management Fund to the corresponding One Group
Municipal Cash Management Money Market Fund in exchange for Class A,
Class B, Class I / Institutional or Service shares, as applicable, of
The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                        MANAGED ASSETS CONSERVATIVE FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                    PEGASUS MANAGED ASSETS CONSERVATIVE FUND
                                 CLASS A SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Managed     [ ]       [ ]        [ ]
Assets Conservative Fund to the corresponding One Group Investor
Balanced Fund in exchange for Class A, Class B, Class I /
Institutional or Service shares, as applicable, of The One Group Fund,
(b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and
(c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                        MANAGED ASSETS CONSERVATIVE FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                    PEGASUS MANAGED ASSETS CONSERVATIVE FUND
                                 CLASS B SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Managed     [ ]       [ ]        [ ]
Assets Conservative Fund to the corresponding One Group Investor
Balanced Fund in exchange for Class A, Class B, Class I /
Institutional or Service shares, as applicable, of The One Group Fund,
(b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and
(c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                        MANAGED ASSETS CONSERVATIVE FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                    PEGASUS MANAGED ASSETS CONSERVATIVE FUND
                                 CLASS I SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Managed     [ ]       [ ]        [ ]
Assets Conservative Fund to the corresponding One Group Investor
Balanced Fund in exchange for Class A, Class B, Class I / Institutional or
Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                          MANAGED ASSETS BALANCED FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                      PEGASUS MANAGED ASSETS BALANCED FUND
                                 CLASS A SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Managed     [ ]       [ ]        [ ]
Assets Balanced Fund to the corresponding One Group Investor Growth &
Income Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                          MANAGED ASSETS BALANCED FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                      PEGASUS MANAGED ASSETS BALANCED FUND
                                 CLASS B SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Managed     [ ]       [ ]        [ ]
Assets Balanced Fund to the corresponding One Group Investor Growth &
Income Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                          MANAGED ASSETS BALANCED FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                      PEGASUS MANAGED ASSETS BALANCED FUND
                                 CLASS I SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Managed     [ ]       [ ]        [ ]
Assets Balanced Fund to the corresponding One Group Investor Growth &
Income Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                           MANAGED ASSETS GROWTH FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                       PEGASUS MANAGED ASSETS GROWTH FUND
                                 CLASS A SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Managed     [ ]       [ ]        [ ]
Assets Growth Fund to the corresponding One Group Investor Growth
Fund in exchange for Class A, Class B, Class I / Institutional or
Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                           MANAGED ASSETS GROWTH FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                                  1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                       PEGASUS MANAGED ASSETS GROWTH FUND
                                 CLASS B SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Managed     [ ]       [ ]        [ ]
Assets Growth Fund to the corresponding One Group Investor Growth
Fund in exchange for Class A, Class B, Class I / Institutional or
Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                           MANAGED ASSETS GROWTH FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                       PEGASUS MANAGED ASSETS GROWTH FUND
                                 CLASS I SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Managed     [ ]       [ ]        [ ]
Assets Growth Fund to the corresponding One Group Investor Growth
Fund in exchange for Class A, Class B, Class I / Institutional or
Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                               EQUITY INCOME FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                           PEGASUS EQUITY INCOME FUND
                                 CLASS A SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Equity      [ ]       [ ]        [ ]
Income Fund to the corresponding One Group Income Equity Fund in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                               EQUITY INCOME FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                           PEGASUS EQUITY INCOME FUND
                                 CLASS B SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Equity      [ ]       [ ]        [ ]
Income Fund to the corresponding One Group Income Equity Fund in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                               EQUITY INCOME FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                           PEGASUS EQUITY INCOME FUND
                                 CLASS I SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Equity      [ ]       [ ]        [ ]
Income Fund to the corresponding One Group Income Equity Fund in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                                   GROWTH FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                               PEGASUS GROWTH FUND
                                 CLASS A SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the    [ ]       [ ]        [ ]
transfer of all of the assets and liabilities of the Pegasus Growth
Fund to the corresponding One Group Large Company Growth Fund in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                                   GROWTH FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                                  1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                               PEGASUS GROWTH FUND
                                 CLASS B SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Growth      [ ]       [ ]        [ ]
Fund to the corresponding One Group Large Company Growth Fund in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                                   GROWTH FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                               PEGASUS GROWTH FUND
                                 CLASS I SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the    [ ]       [ ]        [ ]
transfer of all of the assets and liabilities of the Pegasus Growth
Fund to the corresponding One Group Large Company Growth Fund in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                            MID-CAP OPPORTUNITY FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                        PEGASUS MID-CAP OPPORTUNITY FUND
                                 CLASS A SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Mid-Cap     [ ]       [ ]        [ ]
Opportunity Fund to the corresponding One Group Diversified Mid-Cap
Fund in exchange for Class A, Class B, Class I / Institutional or
Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                            MID-CAP OPPORTUNITY FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


---------------------------------------------------
         Signature(s) (Title(s), if applicable)

---------------------------------------------------
         Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                        PEGASUS MID-CAP OPPORTUNITY FUND
                                 CLASS B SHARES


----------------------------------------------------------------------------------------------------------
PROPOSAL                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Mid-Cap     [ ]       [ ]        [ ]
Opportunity Fund to the corresponding One Group Diversified Mid-Cap
Fund in exchange for Class A, Class B, Class I / Institutional or
Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------
2. To transact such other business as may properly come before the       [ ]       [ ]        [ ]
Special Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------

                                  PEGASUS FUNDS
                            MID-CAP OPPORTUNITY FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                        PEGASUS MID-CAP OPPORTUNITY FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                         FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Mid-Cap             [  ]      [  ]        [  ]
Opportunity Fund to the corresponding One Group Diversified Mid-Cap
Fund in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One
Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                    [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                       PEGASUS SMALL-CAP OPPORTUNITY FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                         FOR       AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus                    [  ]      [  ]        [  ]
Small-Cap Opportunity Fund to the corresponding One Group Small Cap
Value Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                  [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                       PEGASUS SMALL-CAP OPPORTUNITY FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                   FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus               [  ]      [  ]        [  ]
Small-Cap Opportunity Fund to the corresponding One Group Small Cap
Value Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                              [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                       PEGASUS SMALL-CAP OPPORTUNITY FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                  FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus              [  ]      [  ]        [  ]
Small-Cap Opportunity Fund to the corresponding One Group Small Cap
Value Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                             [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                              INTRINSIC VALUE FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                          PEGASUS INTRINSIC VALUE FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                   FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus               [  ]      [  ]        [  ]
Intrinsic Value Fund to the corresponding One Group Disciplined Value
Fund in exchange for Class A, Class B, Class I / Institutional or
Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                              [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                              INTRINSIC VALUE FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                          PEGASUS INTRINSIC VALUE FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                   FOR      AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus              [  ]      [  ]        [  ]
Intrinsic Value Fund to the corresponding One Group Disciplined Value
Fund in exchange for Class A, Class B, Class I / Institutional or
Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                             [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                              INTRINSIC VALUE FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                          PEGASUS INTRINSIC VALUE FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                  FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus              [  ]      [  ]        [  ]
Intrinsic Value Fund to the corresponding One Group Disciplined Value
Fund in exchange for Class A, Class B, Class I / Institutional or
Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                             [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                              GROWTH AND VALUE FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                          PEGASUS GROWTH AND VALUE FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                         FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Growth              [  ]      [  ]        [  ]
and Value Fund to the corresponding One Group Value Growth Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                   [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                              GROWTH AND VALUE FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                          PEGASUS GROWTH AND VALUE FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                          FOR      AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Growth              [  ]      [  ]        [  ]
and Value Fund to the corresponding One Group Value Growth Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                  [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                              GROWTH AND VALUE FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                          PEGASUS GROWTH AND VALUE FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                              FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Growth                   [  ]      [  ]        [  ]
and Value Fund to the corresponding One Group Value Growth Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ---------------------------------------------

2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                         [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                                EQUITY INDEX FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                            PEGASUS EQUITY INDEX FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                               FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Equity                    [  ]      [  ]        [  ]
Index Fund to the corresponding One Group Equity Index Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                         [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                                EQUITY INDEX FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                            PEGASUS EQUITY INDEX FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                                  FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Equity
Index Fund to the corresponding One Group Equity Index Fund in                          [  ]      [  ]        [  ]
exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                           [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                                EQUITY INDEX FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                            PEGASUS EQUITY INDEX FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                             FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Equity
Index Fund to the corresponding One Group Equity Index Fund in                      [  ]      [  ]        [  ]
exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                       [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                           MARKET EXPANSION INDEX FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                       PEGASUS MARKET EXPANSION INDEX FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                          FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Market              [  ]      [  ]        [  ]
Expansion Index Fund to the corresponding One Group Market Expansion
Index Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                   [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                           MARKET EXPANSION INDEX FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                       PEGASUS MARKET EXPANSION INDEX FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                              FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the
transfer of all of the assets and liabilities of the Pegasus Market                  [  ]      [  ]        [  ]
Expansion Index Fund to the corresponding One Group Market Expansion
Index Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                       [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                           MARKET EXPANSION INDEX FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                       PEGASUS MARKET EXPANSION INDEX FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- ------------------------------------
PROPOSAL                                                                     FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Market
Expansion Index Fund to the corresponding One Group Market Expansion        [  ]      [  ]        [  ]
Index Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.


----------------------------------------------------------------------- ------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                              [  ]      [  ]        [  ]

----------------------------------------------------------------------- ------------------------------------

                                  PEGASUS FUNDS
                            INTERNATIONAL EQUITY FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                        PEGASUS INTERNATIONAL EQUITY FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- -----------------------------------------------
PROPOSAL                                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- -----------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus
International Equity Fund to the corresponding One Group                               [  ]      [  ]        [  ]
International Opportunities Fund in exchange for Class A, Class B, Class I /
Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of
Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- -----------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                          [  ]      [  ]        [  ]

----------------------------------------------------------------------- -----------------------------------------------

                                  PEGASUS FUNDS
                            INTERNATIONAL EQUITY FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                        PEGASUS INTERNATIONAL EQUITY FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- ---------------------------------------------------
PROPOSAL                                                                                    FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus
International Equity Fund to the corresponding One Group                                   [  ]      [  ]        [  ]
International Opportunities Fund in exchange for Class A, Class B, Class I /
Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of
Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                              [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------------

                                  PEGASUS FUNDS
                            INTERNATIONAL EQUITY FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                        PEGASUS INTERNATIONAL EQUITY FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- -------------------------------------------------
PROPOSAL                                                                                  FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- -------------------------------------------------

1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus
International Equity Fund to the corresponding One Group                                 [  ]      [  ]        [  ]
International Opportunities Fund in exchange for Class A, Class B, Class I /
Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of
Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- -------------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                            [  ]      [  ]        [  ]

----------------------------------------------------------------------- -------------------------------------------------

                                  PEGASUS FUNDS
                             INTERMEDIATE BOND FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                         PEGASUS INTERMEDIATE BOND FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- -----------------------------------------------
PROPOSAL                                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- -----------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus
Intermediate Bond Fund to the corresponding One Group Intermediate                     [  ]      [  ]        [  ]
Bond Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- -----------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                          [  ]      [  ]        [  ]

----------------------------------------------------------------------- -----------------------------------------------

                                  PEGASUS FUNDS
                             INTERMEDIATE BOND FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                         PEGASUS INTERMEDIATE BOND FUND
                                 CLASS B SHARES


----------------------------------------------------------------------- ----------------------------------------------
PROPOSAL                                                                               FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus
Intermediate Bond Fund to the corresponding One Group Intermediate                    [  ]      [  ]        [  ]
Bond Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                         [  ]      [  ]        [  ]

----------------------------------------------------------------------- ----------------------------------------------

                                  PEGASUS FUNDS
                             INTERMEDIATE BOND FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                         PEGASUS INTERMEDIATE BOND FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- ----------------------------------------------
PROPOSAL                                                                               FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus
Intermediate Bond Fund to the corresponding One Group Intermediate                    [  ]      [  ]        [  ]
Bond Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                         [  ]      [  ]        [  ]

----------------------------------------------------------------------- ----------------------------------------------

                                  PEGASUS FUNDS
                                    BOND FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                                PEGASUS BOND FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                              FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Bond
Fund to the corresponding One Group Bond Fund in exchange for Class                  [  ]      [  ]        [  ]
A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                        [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                                    BOND FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                                PEGASUS BOND FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- -----------------------------------------------
PROPOSAL                                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- -----------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Bond
Fund to the corresponding One Group Bond Fund in exchange for Class                    [  ]      [  ]        [  ]
A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- -----------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                          [  ]      [  ]        [  ]

----------------------------------------------------------------------- -----------------------------------------------

                                  PEGASUS FUNDS
                                    BOND FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                                PEGASUS BOND FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- ------------------------------------------------
PROPOSAL                                                                                 FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ------------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Bond
Fund to the corresponding One Group Bond Fund in exchange for Class                     [  ]      [  ]        [  ]
A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ------------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                           [  ]      [  ]        [  ]

----------------------------------------------------------------------- ------------------------------------------------

                                  PEGASUS FUNDS
                                 SHORT BOND FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                             PEGASUS SHORT BOND FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- ----------------------------------------------------
PROPOSAL                                                                                     FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Short
Bond Fund to the corresponding One Group Limited Volatility Fund in                         [  ]      [  ]        [  ]
exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ----------------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                               [  ]      [  ]        [  ]

----------------------------------------------------------------------- ----------------------------------------------------

                                  PEGASUS FUNDS
                                 SHORT BOND FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                             PEGASUS SHORT BOND FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- ------------------------------------------------
PROPOSAL                                                                                 FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ------------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Short
Bond Fund to the corresponding One Group Limited Volatility Fund in                     [  ]      [  ]        [  ]
exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ------------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                           [  ]      [  ]        [  ]

----------------------------------------------------------------------- ------------------------------------------------

                                  PEGASUS FUNDS
                                 SHORT BOND FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                             PEGASUS SHORT BOND FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- ------------------------------------------------
PROPOSAL                                                                                 FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ------------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Short
Bond Fund to the corresponding One Group Limited Volatility Fund in                     [  ]      [  ]        [  ]
exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- ------------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                           [  ]      [  ]        [  ]

----------------------------------------------------------------------- ------------------------------------------------

                                  PEGASUS FUNDS
                             MULTI SECTOR BOND FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                         PEGASUS MULTI SECTOR BOND FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- -------------------------------------------------
PROPOSAL                                                                                  FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- -------------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Multi
Sector Bond Fund to the corresponding One Group Income Bond Fund in                      [  ]      [  ]        [  ]
exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- -------------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                            [  ]      [  ]        [  ]

----------------------------------------------------------------------- -------------------------------------------------

                                  PEGASUS FUNDS
                             MULTI SECTOR BOND FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                         PEGASUS MULTI SECTOR BOND FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- -------------------------------------------------
PROPOSAL                                                                                  FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- -------------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Multi
Sector Bond Fund to the corresponding One Group Income Bond Fund in                      [  ]      [  ]        [  ]
exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- -------------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                            [  ]      [  ]        [  ]

----------------------------------------------------------------------- -------------------------------------------------

                                  PEGASUS FUNDS
                             MULTI SECTOR BOND FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                         PEGASUS MULTI SECTOR BOND FUND
                                 CLASS I SHARES


----------------------------------------------------------------------- --------------------------------------------------
PROPOSAL                                                                                   FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- --------------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Multi
Sector Bond Fund to the corresponding One Group Income Bond Fund in                       [  ]      [  ]        [  ]
exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the
1940 Act.

----------------------------------------------------------------------- --------------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                             [  ]      [  ]        [  ]

----------------------------------------------------------------------- --------------------------------------------------

                                  PEGASUS FUNDS
                              HIGH YIELD BOND FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                          PEGASUS HIGH YIELD BOND FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- ----------------------------------------------
PROPOSAL                                                                               FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus High
Yield Bond Fund to the corresponding One Group High Yield Bond Fund                   [  ]      [  ]        [  ]
in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                         [  ]      [  ]        [  ]

----------------------------------------------------------------------- ----------------------------------------------

                                  PEGASUS FUNDS
                              HIGH YIELD BOND FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                          PEGASUS HIGH YIELD BOND FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                              FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus High
Yield Bond Fund to the corresponding One Group High Yield Bond Fund                  [  ]      [  ]        [  ]
in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                        [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                              HIGH YIELD BOND FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                          PEGASUS HIGH YIELD BOND FUND
                                 CLASS I SHARES


----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                              FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus High
Yield Bond Fund to the corresponding One Group High Yield Bond Fund                  [  ]      [  ]        [  ]
in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                        [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                               MUNICIPAL BOND FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                           PEGASUS MUNICIPAL BOND FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- ----------------------------------------------
PROPOSAL                                                                               FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ----------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus
Municipal Bond Fund to the corresponding One Group Tax-Free Bond Fund                 [  ]      [  ]        [  ]
in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ----------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                         [  ]      [  ]        [  ]

----------------------------------------------------------------------- ----------------------------------------------

                                  PEGASUS FUNDS
                               MUNICIPAL BOND FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                           PEGASUS MUNICIPAL BOND FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- -------------------------------------------
PROPOSAL                                                                            FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- -------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus
Municipal Bond Fund to the corresponding One Group Tax-Free Bond Fund              [  ]      [  ]        [  ]
in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- -------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                      [  ]      [  ]        [  ]

----------------------------------------------------------------------- -------------------------------------------

                                  PEGASUS FUNDS
                               MUNICIPAL BOND FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                           PEGASUS MUNICIPAL BOND FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- --------------------------------------------
PROPOSAL                                                                             FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- --------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus
Municipal Bond Fund to the corresponding One Group Tax-Free Bond Fund               [  ]      [  ]        [  ]
in exchange for Class A, Class B, Class I / Institutional or Service
shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- --------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                       [  ]      [  ]        [  ]

----------------------------------------------------------------------- --------------------------------------------

                                  PEGASUS FUNDS
                            SHORT MUNICIPAL BOND FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                        PEGASUS SHORT MUNICIPAL BOND FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- ------------------------------------------------
PROPOSAL                                                                                 FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ------------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Short
Municipal Bond Fund to the corresponding One Group Short-Term                           [  ]      [  ]        [  ]
Municipal Bond Fund in exchange for Class A, Class B, Class I / Institutional or
Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ------------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                           [  ]      [  ]        [  ]

----------------------------------------------------------------------- ------------------------------------------------

                                  PEGASUS FUNDS
                            SHORT MUNICIPAL BOND FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                        PEGASUS SHORT MUNICIPAL BOND FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- --------------------------------------------------
PROPOSAL                                                                                   FOR     AGAINST     ABSTAIN
---------------------------------------------------------------------- ---------------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Short
Municipal Bond Fund to the corresponding One Group Short-Term                             [  ]      [  ]        [  ]
Municipal Bond Fund in exchange for Class A, Class B, Class I / Institutional or
Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- --------------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                             [  ]      [  ]        [  ]

----------------------------------------------------------------------- --------------------------------------------------

                                  PEGASUS FUNDS
                            SHORT MUNICIPAL BOND FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                        PEGASUS SHORT MUNICIPAL BOND FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- -----------------------------------------------
PROPOSAL                                                                                FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- -----------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Short
Municipal Bond Fund to the corresponding One Group Short-Term                          [  ]      [  ]        [  ]
Municipal Bond Fund in exchange for Class A, Class B, Class I / Institutional or
Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus Portfolio according to their respective interests, and (c) the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- -----------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                          [  ]      [  ]        [  ]

----------------------------------------------------------------------- -----------------------------------------------

                                  PEGASUS FUNDS
                        INTERMEDIATE MUNICIPAL BOND FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                    PEGASUS INTERMEDIATE MUNICIPAL BOND FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- ------------------------------------------------
PROPOSAL                                                                                 FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ------------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus
Intermediate Municipal Bond Fund to the corresponding One Group                         [  ]      [  ]        [  ]
Intermediate Tax-Free Bond Fund in exchange for Class A, Class B, Class I /
Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of
Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ------------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                           [  ]      [  ]        [  ]

----------------------------------------------------------------------- ------------------------------------------------

                                  PEGASUS FUNDS
                        INTERMEDIATE MUNICIPAL BOND FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                    PEGASUS INTERMEDIATE MUNICIPAL BOND FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                              FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus
Intermediate Municipal Bond Fund to the corresponding One Group                      [  ]      [  ]        [  ]
Intermediate Tax-Free Bond Fund in exchange for Class A, Class B, Class I /
Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of
Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                        [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                        INTERMEDIATE MUNICIPAL BOND FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                    PEGASUS INTERMEDIATE MUNICIPAL BOND FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                              FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus
Intermediate Municipal Bond Fund to the corresponding One Group                      [  ]      [  ]        [  ]
Intermediate Tax-Free Bond Fund in exchange for Class A, Class B, Class I /
Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the Pegasus
Portfolio according to their respective interests, and (c) the termination of
Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                        [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                          MICHIGAN MUNICIPAL BOND FUND
                                 CLASS A SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                      PEGASUS MICHIGAN MUNICIPAL BOND FUND
                                 CLASS A SHARES

----------------------------------------------------------------------- ---------------------------------------------
PROPOSAL                                                                              FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- ---------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Michigan
Municipal Bond Fund to the corresponding One Group Michigan Municipal                [  ]      [  ]        [  ]
Bond Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- ---------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                        [  ]      [  ]        [  ]

----------------------------------------------------------------------- ---------------------------------------------

                                  PEGASUS FUNDS
                          MICHIGAN MUNICIPAL BOND FUND
                                 CLASS B SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                      PEGASUS MICHIGAN MUNICIPAL BOND FUND
                                 CLASS B SHARES

----------------------------------------------------------------------- --------------------------------------------
PROPOSAL                                                                             FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- --------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Michigan
Municipal Bond Fund to the corresponding One Group Michigan Municipal               [  ]      [  ]        [  ]
Bond Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- --------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                       [  ]      [  ]        [  ]

----------------------------------------------------------------------- --------------------------------------------


                                  PEGASUS FUNDS
                          MICHIGAN MUNICIPAL BOND FUND
                                 CLASS I SHARES


         The tear-off proxy at the bottom of this form represents YOUR voting power in the future of YOUR fund. We have grouped your proxy card(s) together for your convenience and to reduce postage expenses. By voting now and returning your proxy card(s), you will save your fund the expense of a costly second mailing.

         The meeting date for your Fund is March 17, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio. Please vote on the reverse side, sign your proxy card(s), and return in the postage-paid envelope included with this material.

Thank you for your prompt return of your proxy card(s).









   PLEASE SIGN, DATE AND RETURN THE PROXY CARD(S) PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                           VOTE THIS PROXY CARD TODAY!

                                  PEGASUS FUNDS
                                  P.O. BOX 5142
                        WESTBOROUGH, MASSACHUSETTS 01518
                                 1-800-688-3350


                                                 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mark S. Redman and Alaina Metz and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders of the above-referenced Fund of the Pegasus Funds (the "Trust") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio on March 17, 1999 at 10:00 a.m. (Eastern Time) and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposalS set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED DECEMBER __, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE
ABOVE-REFERENCED FUND OF THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

--------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. EACH JOINT OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATE: _______________, 199_.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD AT THE OFFICES OF BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO ON MARCH 17, 1999 AT 10:00 A.M. (EASTERN TIME). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                      PEGASUS MICHIGAN MUNICIPAL BOND FUND
                                 CLASS I SHARES

----------------------------------------------------------------------- -------------------------------------------
PROPOSAL                                                                            FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------- -------------------------------------------
1.  To approve a Reorganization Agreement, which provides for (a) the transfer of all of the assets and liabilities of the Pegasus Michigan
Municipal Bond Fund to the corresponding One Group Michigan Municipal              [  ]      [  ]        [  ]
Bond Fund in exchange for Class A, Class B, Class I / Institutional or Service shares, as applicable, of The One Group Fund, (b) the distribution of such One Group Fund shares to the Shareholders of the
Pegasus Portfolio according to their respective interests, and (c)
the termination of Pegasus under state law and the 1940 Act.

----------------------------------------------------------------------- -------------------------------------------
2. To transact such other business as may properly come before the
Special Meeting or any adjournment(s) thereof.                                      [  ]      [  ]        [  ]

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


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